AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT VA-R

GENERATIONS VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED SEPTEMBER 3, 2009
TO
CONTRACT PROSPECTUSES,
AS SUPPLEMENTED

          The purposes of this supplement are to notify owners of American General Life Insurance Company and The United States Life Insurance Company in the City of New York (collectively the "Companies") Generations variable annuity contracts (the "Contracts") of new investment options becoming available under the Contracts and to notify owners of the proposed closing and liquidation of the Money Market Portfolio (the "Portfolio"), a series of the Van Kampen Life Investment Trust ("Van Kampen LIT").

          First, effective November 16, 2009, seven new investment options (the "Funds") will become available under the Contracts. The new investment options will be supported by portfolios of VALIC Company I ("VALIC Co. I"). The seven new investment options that will become available on November 16, 2009 are:

•   VALIC Co. I International Equities Fund

•   VALIC Co. I Mid Cap Index Fund

•   VALIC Co. I Money Market I Fund

•   VALIC Co. I Nasdaq-100® Index Fund

•   VALIC Co. I Science & Technology Fund

•   VALIC Co. I Small Cap Index Fund

•   VALIC Co. I Stock Index Fund

          For a period of time after November 16, 2009, you may receive printed confirmations, statements and other reports that do not yet contain the name of one or more of the Funds that have been added.

          Second, the Board of Trustees (the "Board") of the Van Kampen LIT approved a proposal to liquidate the Portfolio. The liquidation is expected to be effective on or about Friday, December 18, 2009 ("Liquidation Date") subject to shareholder approval at a meeting to be held on or about November 10, 2009. After due consideration of a number of factors, the Board determined that it was in the best interest of the shareholders to terminate and liquidate the Portfolio.

          In connection with this anticipated liquidation of the Portfolio, the Companies would be required to pay you all of your Contract account value you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Companies will allocate the liquidation proceeds in the subaccount supported by the Portfolio on the Liquidation Date, to the VALIC Co. I Money Market I Fund, an investment option that will be available in your Contract as of November 16, 2009. In addition, existing instructions or instructions received after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio (as applicable) will be automatically corrected to replace the Portfolio with the VALIC Co. I Money Market I Fund. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the VALIC Co. I Money Market I Fund to any other investment option available in your Contract.

          Please note that the Companies must receive instructions from you to transfer your Contract account value out of the Portfolio prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the VALIC Co. I Money Market I Fund. At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Contract account value in the Portfolio to any of the other investment options offered in your Contract. Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our VA Administration Department at the telephone number shown below.

          If the Companies receive any instruction from you for a new premium allocation, transfer, dollar cost averaging or automatic rebalancing transfer (as applicable to your Contract) into or out of the Portfolio after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Contract account value invested in the Portfolio, you may complete the enclosed transfer form to give the Company instructions to transfer your Contract account value and/or the enclosed allocation change form to change your premium allocation and/or deduction. You can also call our VA Administration Department at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the VALIC Co. I Money Market I Fund, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the VALIC Co. I Money Market I Fund within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

          Should you have any questions, you may contact our VA Administration Department at 1-800-200-3883.